CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND is the type that the registrant treats as private or confidential.

Exhibit 10.1

DEED OF AMENDMENT NUMBER 1

TO

THIRD AMENDED AND RESTATED LICENSE AGREEMENT

This Deed of Amendment Number 1 to the Third Amended and Restated License Agreement (“Amendment #1”), effective as of April 21, 2021 (“First Amendment Effective Date”), amending the Third Amended and Restated Research and Development Collaboration Agreement (“Agreement”) entered into on August 26, 2020, is made by and between Atara Biotherapeutics, Inc., having its principal offices at 611 Gateway Blvd #900, South San Francisco, California 94080, U.S.A. (“Atara”), and the Council of the Queensland Institute of Medical Research, a not-for-profit Institute organized and existing under the laws of the State of Queensland having its principal offices at 300 Herston Rd, Herston QLD 4006, Australia (“Institute”). Each of Atara and Institute are referred to in this Amendment #1 as a “Party”, and collectively as the “Parties”.

WHEREAS, for the [***], the Parties have agreed to research and develop T cells comprising engineered T-cell receptors [***]; and

WHEREAS, the Parties desire to amend the terms of the Agreement and to, among other things, [***].

NOW, THEREFORE, Institute and Atara hereby agree to the following terms and conditions in this Amendment.

1.	DEFINED TERMS

Except as otherwise defined herein, capitalized terms in this Amendment #1 will have the same meaning as set forth in the Work Order and the Agreement.

2.	AMENDMENTS

a.	References to [***] in the Agreement shall be deleted in their entirety and replaced with [***]

b.	Section 1.45 is hereby deleted in its entirety and replaced as follows:

“1.45 “HPV-Specific [***] Product” means a pharmaceutical or biologic product comprising [***], Specifically Directed to one or more Targets associated with human papilloma virus (“HPV”), including [***] associated with HPV or [***] with HPV.”

All references to “HPV-Specific [***] Product” now refers to “HPV-Specific [***] Product”.

c.	Section 4.8(a)(iii) is hereby deleted in its entirety and replaced as follows:

“(iii) (A) the tenth (10th) anniversary of the First Commercial Sale of such Licensed Product (other than an HPV-Specific [***] Product) in such country; and (B) for an HPV-Specific [***] Product, the twelfth (12th) anniversary of the First Commercial Sale of such HPV-Specific [***] Product (the “Royalty Term”).”

d.	Section 5.1(b) is hereby deleted in its entirety and replaced as follows:

“(b)[***]; and”

Except as otherwise set forth in this Amendment #1, the Agreement shall otherwise continue in full force and effect in accordance with its terms.  Nothing in this Amendment #1 prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Agreement before the First Amendment Effective Date, or discharges, releases or otherwise affects any liability or obligation arising under the Agreement before the First Amendment Effective Date.

3.	APPLICABLE LAW

This Amendment #1 shall be governed by the laws of the State of New York without regard to the conflict of law principles thereof. Any disputes arising hereunder shall be adjudicated accordance with Article 14 of the Agreement.

4.	CONSTRUCTION

Except where the context otherwise requires, wherever used, the use of any gender will be applicable to all genders, and the word "or" is used in the inclusive sense. When used in this Amendment #1, “including” means “including without limitation”. References to either Party include the successors and permitted assigns of that Party. The Recitals are incorporated by reference into this Amendment #1. The headings of this Amendment #1 are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Amendment #1 or the intent of any provision contained in this Amendment #1. The Parties have each consulted counsel of their choice regarding this Amendment #1, and, accordingly, no provisions of this Amendment #1 will be construed against either Party on the basis that the Party drafted this Amendment #1 or any provision thereof. The official text of this Amendment #1, any notice given or accounts or statements required by this Amendment #1, and any dispute proceeding related to or arising hereunder, will be in English. If any dispute concerning the construction or meaning of this Amendment #1 arises, then reference will be made only to this Amendment #1 as written in English and not to any translation into any other language.

5.	COUNTERPARTS

This Amendment #1 may be executed in one or more counterparts, each of which together shall constitute one and the same agreement. For purposes of executing this Amendment #1, a facsimile (including a PDF image delivered via email) copy of this Amendment #1, including the signature pages, will be deemed an original. The Parties agree that neither Party will have any rights to challenge the use or authenticity of a counterpart of this Amendment #1 based solely on the grounds that its signature, or the signature of the other Party, on  such counterpart is not an original signature.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have entered into this Amendment #1 as of the date first set forth above.

Agreed and Accepted By:

Atara Biotherapeutics, Inc.

By:	/s/ [***]

Name:	[***]

Title:	Head of R&D

Council of the Queensland Institute of Medical Research

By:	/s/ [***]

Name:	[***]

Title:	Acting Chief Operating Officer